Upbound Group, Inc. Reports Fourth Quarter and Full Year 2025 Results February 19, 2026 PLANO, Texas--(BUSINESS WIRE)--Feb. 19, 2026-- Upbound Group, Inc. (the "Company" or "Upbound") (NASDAQ:UPBD) today announced results for the quarter and fiscal year ended December 31, 2025. The earnings release, financial tables and related materials can be found on the Company's investor relations website at https://investor.upbound.com. Today at 9 a.m. ET, Fahmi Karam, Chief Executive Officer, and Hal Khouri, Chief Financial Officer, will host a conference call to review the Company’s financial results. Interested parties can access a live webcast of the conference call via this link (webcast link) or through the Company's investor relations website. Fourth Quarter 2025 Highlights1 Continued Topline Momentum: Consolidated revenue growth of 11% year-over-year to $1.2 billion. Acima Shows Strong Execution: Acima achieved its ninth consecutive quarter of GMV2 and revenue growth, with revenue increasing 9% year-over-year. Brigit Demonstrates Ongoing Expansion: Brigit generated revenue of $65 million, supported by approximately 1.6 million paying subscribers3 and nearly 10% ARPU4 growth year-over-year. Rent-A-Center Business Stabilized: Rent-A-Center same store sales5 grew 0.8% year-over-year, alongside a 10 basis point year-over-year reduction in lease charge-off rate. Robust Cash Flow Growth: The Company reported $42 million of net cash provided by operating activities, an increase of more than $100 million year-over-year. 2026 Outlook Introduced: For fiscal year 2026, the Company expects consolidated revenue of between $4.7 and $4.95 billion, adjusted EBITDA6 of between $500 and $535 million, and non-GAAP diluted EPS6 of between $4.00 and $4.35. About Upbound Group, Inc. Upbound Group, Inc. (NASDAQ: UPBD), is a technology and data-driven leader in accessible and inclusive financial solutions that address the evolving needs and aspirations of underserved consumers. The Company’s customer-facing operating units include industry-leading brands such as Acima®, Brigit™, and Rent-A-Center® that facilitate consumer transactions across a wide range of store-based and digital channels in the United States, Mexico and Puerto Rico. Upbound Group, Inc. is headquartered in Plano, Texas. For additional information about the Company, please visit our website Upbound.com. (1) The selected highlights referenced herein do not provide a complete review of the Company’s results for the quarter or updated guidance and outlook. Please refer to the Company’s full earnings release and related materials, as noted in this release, for additional information. (2) Gross Merchandise Volume (GMV): The Company defines Gross Merchandise Volume as the retail value in U.S. dollars of merchandise acquired by the Acima segment that is leased to customers through a transaction that occurs within a defined period, net of estimated cancellations as of the measurement date. (3) Brigit Paying Subscribers: Represents Brigit customers who have an active Plus or Premium account, not delinquent (not 45 days past due) on a cash advance, and made at least 1 of the last 2 subscription payments. (4) ARPU: Average monthly revenue per Brigit Paying Subscriber, where Brigit Paying Subscriber is defined as in footnote 3 above. (5) Same Store Sales (SSS): Same store sales generally represents revenue earned in Company-owned Rent-A-Center stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer. (6) Non-GAAP financial measures contained in this release include: (1) Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis) and (2) Adjusted EBITDA (net earnings before interest, taxes, stock-based compensation, depreciation and amortization, as adjusted for special items) on a consolidated basis. “Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature or which we believe do not reflect our core business activities, and, for historical items, are reported as Other Gains and Charges in our Consolidated Statements of Operations. Because of the inherent uncertainty related to these special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to forecasted non-GAAP measures without unreasonable effort.

Forward-Looking Statements This release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our 2026 financial guidance, future same store sales expectations and other statements regarding our future outlook. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," “maintain,” "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances, and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the general strength of the economy and other economic conditions affecting consumer preferences, spending and payment behaviors, including the availability of credit to the Company's target consumers and to other consumers, impacts from continued inflation, central bank monetary policy initiatives to address inflation concerns and a possible recession or slowdown in economic growth, (2) risks described in our full fourth quarter 2025 earnings release and related materials, and (3) the other risks detailed from time to time in the reports filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2025, as well as subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this release. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures This release contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis) and (2) Adjusted EBITDA (net earnings before interest, taxes, stock-based compensation, depreciation and amortization, as adjusted for special items) on a consolidated basis. “Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature or which we believe do not reflect our core business activities, and, for historical items, are reported as Other Gains and Charges in our Consolidated Statements of Operations. Because of the inherent uncertainty related to these special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to forecasted non-GAAP measures without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our Company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for, or superior to, GAAP financial measures, and they should be read together with our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. View source version on businesswire.com: https://www.businesswire.com/news/home/20260219880849/en/ Upbound Investor Relations: investor.relations@upbound.com 972-801-1103 Source: Upbound Group, Inc.